Exhibit 99.1

Datavault AI Agrees to Acquire BankWyse Subject to Regulatory Approval and Customary Closing Conditions

PHILADELPHIA, PA – August 19, 2026 – Datavault AI Inc. (“Datavault AI” or the “Company”) (NASDAQ: DVLT), an Artificial Intelligence Platform (“AIP”) company providing data monetization, credentialing, digital engagement, real-world asset (“RWA”) tokenization and spatial audio technologies, today announced that it has signed a definitive agreement to acquire BankWyse subject to regulatory approval and customary closing conditions. This acquisition adds the final piece to Datavault AI’s data monetization ecosystem.

BankWyse operates under a Special Purpose Depository Institution charter granted by the state of Wyoming - generally viewed as the most innovative and digital asset advanced state in the U.S. They will provide custodial, commercial banking and other services in a safe and compliant manner.

Over the last few years, Datavault AI has been creating the building blocks to fully service the digital asset ecosystem by leveraging and implementing cutting-edge technologies such as AI to offer state-of-the-art platforms and sevices that are safe and compliant. Customers will bring us their data and Real-World Assets. Those assets will be valued and tokenized, and will be held in custody, and when conditions are right, sold on our exchanges. Our exchange customers will be offered the opportunity to buy and sell these tokenized assets on our exchanges and also be able to utilize the full suite of banking services. This end-to-end data monetization ecosystem will eliminate the friction and fractualization prevalent in the market today.

About BankWyse

BankWyse, is a Cheyenne, Wyoming institution that holds a Wyoming state bank charter as a Special Purpose Depository Institution, integrating qualified custody with a commercial banking platform for interoperability across digital assets and fiat currencies. As a fully-reserved depository institution, the fiat deposits held by BankWyse are not required to be insured by the FDIC.

About Datavault AI

Datavault AI Inc. (Nasdaq: DVLT) is an Artificial Intelligence Platform (“AIP”) company focused on transforming data and real-world assets into intelligent, secure and monetizable digital assets. The Company’s integrated platform combines artificial intelligence, an AI-driven inference layer, data valuation, tokenization, cybersecurity, high-performance computing and exchange technologies to support the lifecycle of data and digital assets—from identification and valuation through tokenization, commercialization and monetization.

Datavault AI operates through two synergistic divisions: Data Science and Acoustic Science. The Data Science division includes the Company’s patented Data Vault®, DataValue®, and DataScore® technologies, together with its cybersecurity, tokenization and exchange capabilities. The Acoustic Science division includes WiSA®, ADIO® and related spatial audio and data-over-sound technologies, as well as the Company’s events and experiential media businesses, including CompuSystems, Inc., operated under the Event Citadel brand, and API Media Innovations Inc.

Together, these capabilities form an integrated AI platform designed to connect data, intelligence, value and markets, enabling enterprises, institutions and asset owners to identify, protect, value and monetize data and real-world assets.

The Company is headquartered in Philadelphia, PA. For more information, visit www.dvlt.ai. Investor information is available at ir.datavaultsite.com. Technology news and insights are published at dvlt.ai/insights.

Forward-Looking Statements

This press release contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault AI,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, you can identify forward-looking statements because they contain words, such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding the expected benefits of the completed acquisition of BankWyse and the integration of that institution; the continuation of the Wyoming Special Purpose Depository Institution charter following the change of control; the expected role and continued service of the institution’s management; the intended integration of the Company’s software suite with a chartered banking institution; and the expected operational, technical and commercial outcomes of the Company’s strategy, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault AI and its management, are inherently uncertain. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: the risk that the acquired institution is not integrated on the expected timeline or does not perform as anticipated; the risk that the change of control triggers regulatory review, conditions, or a lapse of the Wyoming SPDI charter; the risk that the data bank account is delayed, materially modified, or never offered, or that it is determined to require licensing or registration the Company does not hold; risks relating to evolving federal and state regulation of digital assets, custody, and deposit-taking; the risk that fiat deposits at a Special Purpose Depository Institution are not FDIC insured; the risk that the consideration is funded in a manner that dilutes existing stockholders; risks relating to the accuracy of third-party market estimates cited herein; the availability of financing; changes in economic, market, or regulatory conditions; risks associated with technological development and integration; and other risks and uncertainties as more fully described in Datavault AI’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that Datavault AI makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Datavault AI undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault AI may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault AI’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Trademarks, Trade Names, Service Marks and Copyrights

We own or have rights to use various trademarks, tradenames, service marks and copyrights, which are protected under applicable intellectual property laws. This press release also contains trademarks, tradenames, service marks and copyrights of other companies, which are, to our knowledge, the property of their respective owners. Solely for convenience, certain trademarks, tradenames, service marks and copyrights referred to in this press release may appear without the ©, ®, and symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, tradenames, service marks and copyrights. We do not intend our use or display of other parties’ trademarks, tradenames, service marks or copyrights to imply, and such use or display should not be construed to imply a relationship with, or endorsement or sponsorship of us by, these other parties.

Media Contact:

marketing@dvlt.ai

Investor Contact:

Edward Barger

VP, Investor Relations

ebarger@dvlt.ai | ir@dvlt.ai